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Exhibit 10.13


                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into effective February 6, 2006, by and among LINKWELL CORPORATION, a Florida corporation ("Linkwell"), AERISYS INCORPORATED, a Florida corporation ("Aerisys") and GARY VERDIER, an individual ("Verdier").

                                    RECITALS:

A. Linkwell owns all of the issued and outstanding capital stock of Aerisys, (the "Aerisys Shares").

B. Verdier desires to acquire the Aerisys Shares from Linkwell in exchange for the assumption of all the liabilities and obligations of Aerisys.

C. Linkwell desires to sell the Aerisys Shares for the assumption of all liabilities and obligations of Aerisys upon the terms and conditions set forth herein.

D. It is the intention of the parties hereto that: (i) Verdier shall acquire the Linkwell Shares solely for the consideration set forth below (the "Exchange");
(ii) the Exchange shall qualify as a transaction exempt from registration or qualification under the Securities Act of 1933, as amended (the "Securities Act"), and (iii) the Exchange shall qualify as a "tax-free" transaction within the meaning of Section 368 of the Internal Revenue Code of 1986.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

              SECTION 1. PURCHASE OF SHARES AND OTHER TRANSACTIONS

     1.1 Purchase of Shares. On the Closing (as hereinafter defined), Linkwell shall tender the Aerisys Shares to Verdier and Verdier shall purchase the Aerisys Shares in exchange for the assumption of any and all liabilities and obligations, past, current, contingent or otherwise, including but not limited to the liabilities and obligations set forth on the balance sheet for Aerisys attached hereto and incorporated herein by reference as Exhibit A.

     1.2 Delivery of Aerisys Shares. On the Closing date, Linkwell will deliver to Verdier the certificates representing the Aerisys Shares, duly endorsed for transfer (or with executed stock powers) so as to convey good and marketable title to the Aerisys Shares to Verdier.

              SECTION 2. REPRESENTATIONS AND WARRANTIES OF VERDIER

         Verdier represents and warrants to Linkwell as follows:

     2.1 Information on Verdier. Verdier is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act, or is otherwise experienced in investments and business matters, has made investments of a speculative nature and has such knowledge and experience in financial, tax and other business matters as to enable him to evaluate the merits and risks of, and to make an informed investment decision with respect to, this Agreement. Verdier understands that his acquisition of the Aerisys Shares is a speculative investment, and Verdier represents that he is able to bear the risk of such investment for an indefinite period, and can afford a complete loss thereof.

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     2.2 Investment Intent.  Verdier understand that the Aerisys Shares have not been registered under the Securities Act, and may not be sold, assigned, pledged, transferred or otherwise disposed of unless the Aerisys Shares are registered under the Securities Act or an exemption from registration is available. Verdier represents and warrants that he is acquiring the Aerisys Shares for his own account, for investment, and not with a view to the sale or distribution of the Aerisys Shares except in compliance with the Securities Act. Each certificate representing the Aerisys Shares will have the following or substantially similar legend thereon:

            "The shares represented by this certificate have not been
          registered under the Securities Act of 1933, as amended (the
           "Securities Act") or any state securities laws. The shares have been acquired for investment and may not be sold or
             transferred in the absence of an effective Registration
          Statement for the shares under the Securities Act unless, in the opinion of counsel satisfactory to the Company,
          registration is not required under the Securities Act or any applicable state securities laws."

     2.3 Authorization of Agreement. The Investor has the power to enter into this Agreement and to carry out his obligations hereunder. This Agreement has been duly executed by Verdier and constitutes the valid and binding obligation of Verdier, enforceable against him in accordance with its terms.

     2.4 Control. Verdier represents that he is not an "interested shareholder" or "affiliate" of Linkwell under Section 607.0901 of the Florida Business Corporation Act (as such term is defined therein) and is not an "acquiring person or member of a group" owning "control shares" under Section 607.0902 of the Florida Business Corporation Act (as such terms are defined therein), in each case, as of the date of this Agreement and prior to giving effect to the transactions contemplated by this Agreement.

     2.5 Risk Factors. Verdier understands that an investment in Aerisys involves a high degree of risk; that there is no existing public trading market for the Aerisys Common Stock and there can be no assurance that a public market will ever be established, and; that an investment in the Aerisys Shares is considered illiquid, and Verdier has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and Verdier can provide for current needs and possible personal contingencies.

     2.6 Due  Diligence.  Verdier  acknowledges  that,  except  as set  forth in
Section 3, Linkwell and Aerisys are making no representations with respect to the transactions contemplated by this Agreement. Verdier and its advisers have had full access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of Linkwell and Aerisys and receive answers thereto, as Verdier has deemed necessary in connection with Verdier's decision to purchase the Aerisys Shares. Further, Verdier was the former Chairman of the Board, Chief Executive Officer, President, Secretary and Treasurer of Linkwell prior to May 2, 2005 and acknowledges that he is aware of and understands the business and financial condition of Aerisys.

     2.7 Full Disclosure. No representation or warranty by Verdier in this Agreement or in any document or schedule to be delivered by him pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished by Verdier pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material information.

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              SECTION 3. REPRESENTATIONS AND WARRANTIES OF LINKWELL

         Linkwell and Aerisys, to the best of each of its knowledge, hereby represent and warrant to Verdier as follows, with any exceptions thereto being denoted on the applicable schedule to this Agreement:

     3.1 Organization and Good Standing. Aerisys is a corporation, duly organized, validly existing and in good standing under the laws of the State of Florida, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. Linkwell is the record and beneficial owner of 100% of the issued and outstanding shares of Aerisys, which shares are, to the best knowledge of Linkwell and Aerisys, owned free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred. To the best knowledge of Linkwell and Aerisys, there are no outstanding subscriptions, rights, options, warrants or other agreements obligating Linkwell to sell or transfer to any third person any of the shares of Aerisys shares owned by Linkwell or any interest therein.

     3.2 Authorization; Enforceability. Linkwell and Aerisys have all necessary corporate power and authority to execute this Agreement and perform their respective obligations hereunder. This Agreement constitutes the valid and binding obligation of Linkwell and Aerisys enforceable against Linkwell and Aerisys in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights.

     3.3 Financial Statements. The consolidated unaudited balance sheets of Aerisys at December 31, 2005 (the "Aerisys Financial Statements") fairly present in all material respects the financial position of Aerisys as of the date thereof, and the other related statements included therein fairly present in all material respects the results of operations, and cash flows of Aerisys for the dates set forth therein. The Aerisys Financial Statements are a compilation of internal accounting software reports that have not been generated or reviewed by a certified public accountant. Accordingly, Linkwell and Aerisys cannot represent that the Aerisys Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a basis consistent throughout all periods presented. However, to the best of Linkwell's and Aerisys' knowledge, the Aerisys Financial Statements present fairly in all material respects the financial position of Aerisys as of the date and for the periods indicated.

     3.4 Capitalization. The authorized capital stock of Aerisys consists of 25,000,000 shares of common stock of which 10,000,000 shares are presently issued and outstanding and 10,000,000 shares of preferred stock, no shares of which have been issued or designated.

                              SECTION 4. COVENANTS

     4.1 Examinations and Investigations. Prior to the Closing, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation and verification of the assets, properties, business and operations, books, records and financial condition of the other, including communications with suppliers, vendors and customers, as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. Consummation of this Agreement shall be subject to the fulfillment of due diligence procedures to the reasonable satisfaction of each of the parties hereto and their respective counsel.

     4.2 Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

     4.3 Further Assurances. The parties shall execute such documents and other papers and take such further action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain in the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

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     4.4  Confidentiality.  In the event the  transactions  contemplated by this
Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith; provided, however, such obligation shall not apply to information which:

                (a) at the time of disclosure was public knowledge;

                (b) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

                (c) the receiving party had within its possession at the time of disclosure.

     4.5 Stock Certificates and Consideration. At the Closing, the Linkwell shall have delivered the certificate representing the Aerisys Shares duly endorsed (or with executed stock powers) so as to make Verdier the sole owner thereof.

 4.6 Management of Aerisys. On the Closing date, the directors and officers of Aerisys shall resign.


                             SECTION 5. THE CLOSING

     The closing (the "Closing") shall take place contemporaneous with the execution of this Agreement, or at such other time and place as is mutually agreed upon by Verdier and Linkwell, following satisfaction or waiver of all conditions precedent to Closing. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate and customary in transactions of this sort in order to consummate the transactions contemplated hereby, including evidence of due authorization of the Agreement and the transactions contemplated hereby.

                   SECTION 6. CONDITIONS PRECEDENT TO CLOSING

     6.1 Conditions Precedent to the Obligation of Linkwell to sell the Aerisys Shares. The obligation of Linkwell to sell the Aerisys Shares to Verdier and to otherwise consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for Linkwell's sole benefit and may be waived by Linkwell at any time in its sole discretion.

                (a) Accuracy of Verdier's Representations and Warranties The representations and warranties of Verdier will be true and correct in all material respects as of the date when made and as of the Closing, as though made at that time.

                (b) Performance by Verdier. Verdier shall have performed all agreements and satisfied all conditions required to be performed or satisfied by it at or prior to the Closing.

                (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                (d) No Material Adverse Changes. Verdier shall have suffered no Material Adverse Effect.

                (e) Miscellaneous. Verdier shall have delivered to Linkwell such other documents relating to the transactions contemplated by this Agreement as Linkwell may reasonably request.

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     6.2  Conditions  Precedent  to the  Obligation  of Verdier to Purchase  the
Aerisys Shares. The obligation of Verdier to purchase the Aerisys Shares and to otherwise consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for Verdier' sole benefit and may be waived by Verdier at any time in its sole discretion.

                (a) Accuracy of Linkwell's Representations and Warranties. The representations and warranties of Linkwell and Aerisys will be true and correct in all material respects as of the date when made and as of the Closing, as though made at that time.

                (b) Performance by Linkwell. Linkwell and Aerisys shall have performed all agreements and satisfied all conditions required to be performed or satisfied by them at or prior to the Closing.

                (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                (d) No Material Adverse Changes. Aerisys shall have suffered no Material Adverse Effect.

                (e) Miscellaneous. Linkwell shall have delivered to the Verdier such other documents relating to the transactions contemplated by this Agreement as Verdier may reasonably request.

  SECTION 7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF KIRSHNER AND VERDIER

     Notwithstanding any right of Verdier fully to investigate the affairs of Aerisys, Verdier shall have the right to rely fully upon the representations, warranties, covenants and agreements of Linkwell and Aerisys contained in this Agreement or in any document delivered by Linkwell or Aerisys or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder for 12 months following the Closing.

        SECTION 8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF LINKWELL
                              AND THE SHAREHOLDERS

     Notwithstanding any right of Linkwell fully to investigate the affairs of Verdier, Linkwell has the right to rely fully upon the representations, warranties, covenants and agreements of Verdier contained in this Agreement or in any document delivered to Linkwell by Verdier or any of his representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder for 12 months following the Closing.


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                           SECTION 9. INDEMNIFICATION

     9.1 Obligation of Verdier to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 8, Verdier hereby agree to indemnify, defend and hold harmless Linkwell, to the extent provided for herein, from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of, or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of Verdier contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

     9.2 Obligation of the Linkwell to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 7, Linkwell agrees to indemnify, defend and hold harmless Verdier to the extent provided for herein from and against any Loss based upon, arising out of, or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

                            SECTION 10. MISCELLANEOUS

     10.1 Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute a waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

     10.2 Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

     10.3 Assignment. This Agreement is not assignable except by operation of law.

     10.4 Notices. Until otherwise specified in writing, the mailing addresses of both parties of this Agreement shall be asfollows:


     Linkwell:       Linkwell Tech Group, Inc.         (U.S. Address)
                     No. 476 Hutai Branch Road         9858 Glades Road, #213
                     Baoshan District                  Boca Raton, Florida 33434
                     Shanghai, China 200436

With a copy to:     James M. Schneider, Esq.
                    Schneider Weinberger & Beilly LLP
                    2200 Corporate Boulevard, N.W., Suite 210
                    Boca Raton, Florida 33431

      Verdier:      Gary Verdier
                    5200 NW 33rd Avenue, Suite 215
                    Ft. Lauderdale, Florida 33309

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address as may be furnished in writing to the addressor.

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     10.5 Governing Law;  Venue.  This Agreement shall be governed and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Palm Beach, State of Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this agreement in that jurisdiction or the validity or enforceability of any provision of this agreement in any other jurisdiction. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

     10.6 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

     10.7 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the Exchange and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

     10.8 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     10.9 Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

     10.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.



                                        /s/ Gary Verdier
                                            GARY VERDIER


                                            LINKWELL CORPORATION.
                                     By:/s/ XueLian Bian
                                            XueLian Bian, President


                                           AERISYS INCORPORATED
                                    By:/s/ Gerardo Gomez
                                           Gerardo Gomez, President

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